UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2025 (March 26, 2025)

CXApp Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39642	85-2104918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Palo Alto Square, Suite 200 3000 El Camino Real California, CA	94306
(Address of principal executive offices)	(Zip Code)

(650) 785-7171
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CXAI	The Nasdaq Stock Market LLC
Warrants to purchase common stock	CXAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement with Avondale Capital, LLC

On March 26, 2025, CXApp Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Avondale Capital, LLC (“Avondale”), pursuant to which the Company may (i) issue and sell one or more pre-paid purchase agreements, in the form substantially similar to the exhibit attached thereto (each, a “Pre-Paid Purchase”), up to an aggregate purchase amount of $20,000,000.00 (the “Commitment Amount”) for shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), on the terms and subject to the limitations and conditions set forth in each Pre-Paid Purchase, (ii) issue and sell the initial Pre-Paid Purchase in the principal amount of $4,200,000.00 (the “Initial Pre-Paid Purchase”), and (iii) deliver 80,000 shares of Common Stock (the “Commitment Shares”) to Avondale at closing.

Under the Purchase Agreement, each Pre-Paid Purchase consists of a principal balance upon which Avondale, at its option, may require the Company to issue shares of Common Stock (“Purchase Shares”), from time to time, in satisfaction of all or part of the outstanding balance of such Pre-Paid Purchase. The Company will deliver these Purchase Shares at a per-share purchase price set forth in the Pre-Paid Purchase (the “Purchase Share Purchase Price”), subject to a defined floor price and other conditions. Each Pre-Paid Purchase is a separate instrument with its own outstanding balance and holding period.

Initial Pre-Paid Purchase.

The Initial Pre-Paid Purchase in the principal amount of $4,200,000.00 carries an original issue discount of $200,000.00 (“OID”) and an additional transaction expense amount of $10,000.00 to cover Avondale’s legal, administrative, and due diligence costs (the “Transaction Expense Amount”). Therefore, the net amount funded to the Company on the initial closing date was $4,000,000.00. Along with the Initial Pre-Paid Purchase, the Company issued 80,000 Commitment Shares to Avondale.

Under the Initial Pre-Paid Purchase, if Avondale elects to receive Purchase Shares, the Purchase Share Purchase Price will be determined as the lower of (i) 120% of the Nasdaq-defined “Minimum Price” on the trading day immediately prior to the closing date of the Pre-Paid Purchase, or (ii) 91% of the lowest daily volume weighted average price during the ten consecutive trading days immediately preceding the relevant purchase notice date, subject to a floor price equal to 20% of the Nasdaq Minimum Price.

Additional Pre-Paid Purchases.

So long as certain conditions set forth in the Purchase Agreement are satisfied, including minimum trading volume thresholds and the receipt of shareholder approval to exceed applicable Nasdaq limitations, the Company may request one or more additional Pre-Paid Purchases. Each subsequent Pre-Paid Purchase will have (i) an original issue discount of five percent (5%) of the requested amount, (ii) no additional transaction expense beyond that initial $10,000.00, (iii) a floor price equal to 20% of the applicable Minimum Price, and (iv) a “fixed price” component capped at 120% of the Minimum Price on the closing day for such Pre-Paid Purchase. The Company retains the discretion to draw or to forego any Pre-Paid Purchases beyond the initial closing.

Nasdaq Listing Rule 5635(d) Limitation.

Notwithstanding anything to the contrary, unless and until the Company obtains requisite stockholder approval as required by Nasdaq Listing Rule 5635(d), the total cumulative number of shares of Common Stock that may be issued to Avondale under all Pre-Paid Purchases cannot exceed the numerical threshold required by that rule (the “Exchange Cap”). If the Company does not obtain such approval at its upcoming annual meeting or any adjournment or postponement thereof, any remaining outstanding balance above the Exchange Cap under any Pre-Paid Purchase must be satisfied in cash. The Purchase Agreement also contains standard beneficial ownership limitations preventing Avondale from exceeding 9.99% beneficial ownership of the Company’s outstanding Common Stock.

1

Registration Obligations.

The Company has agreed to file a registration statement covering the resale of at least 18,500,000 shares (including the Commitment Shares and those potentially issuable under the Initial Pre-Paid Purchase) within 30 days following the initial closing. Additional registration obligations may be triggered if the Company elects to draw any subsequent Pre-Paid Purchases, such that the full $20,000,000.00 of the Commitment Amount (including all shares issuable thereunder) is registered for resale. This summary specifically covers the Commitment Shares and the shares underlying the Initial Pre-Paid Purchase. Any subsequent Pre-Paid Purchase or shares issuable thereunder will be registered pursuant to new or amended registration statements if and when such Pre-Paid Purchases occur.

Use of Proceeds.

The Company intends to use the net proceeds from any Pre-Paid Purchases primarily for working capital and general corporate purposes, as detailed in the applicable registration statement and in accordance with the terms of the Purchase Agreement. The Company is not obligated to request any Pre-Paid Purchase beyond the initial one.

Potential Dilutive Effects.

Depending on market conditions and other factors, issuances of Common Stock under the Pre-Paid Purchases may result in substantial dilution to existing shareholders. The amount of dilution will depend on various factors, including the number of shares ultimately issued and the applicable Purchase Share Purchase Price at the time of each conversion.

No additional issuance of Common Stock under the Purchase Agreement would occur if it would exceed the Exchange Cap under Nasdaq Listing Rule 5635(d) absent the required stockholder approval. The Company has committed to seeking this approval on or before May 31, 2025, and if not obtained, it will continue seeking such approval every 90 days until the approval is secured or the Pre-Paid Purchase outstanding balance is otherwise satisfied in accordance with the Purchase Agreement.

This description is qualified in its entirety by reference to the text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and also is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the Company may differ from its actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” or the negative or other variations thereof and similar expressions are intended to identify such forward looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance of the Company, including projected financial information (which is not audited or reviewed by the Company’s auditors), and the future plans, operations and opportunities for the Company and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the impact of the COVID-19 pandemic on our business, operations, results of operations and financial condition, including liquidity for the foreseeable future; the demand for the Company’s services together with the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors or changes in the business environment in which the Company operates; changes in consumer preferences or the market for the Company’s services; changes in applicable laws or regulations; the availability or competition for opportunities for expansion of the Company’s business; difficulties of managing growth profitably; the loss of one or more members of the Company’s management team; loss of a major customer and other risks and uncertainties included from time to time in the Company’s reports (including all amendments to those reports) filed with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

2

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title
10.1+	Securities Purchase Agreement dated March 26, 2025 between CXApp Inc. and Avondale Capital, LLC
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

+	The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC uon request.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CXApp Inc.

Date: April 1, 2025	By:	/s/ Khurram P. Sheikh
		Name:	Khurram P. Sheikh
		Title:	Chairman and Chief Executive Officer

4